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                                                                   EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Canterbury Park Holding Corporation 1994 Stock Plan on Form S-8 of our report dated March 15, 1999 appearing in the Annual Report on Form 10-KSB for the year ended December 31, 1998.


                                                 DELOITTE & TOUCHE LLP

                                                 /s/ Deloitte & Touche LLP

November 23, 1999
Minneapolis, Minnesota


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